UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

New America Growth Portfolio	December 31, 2015

Highlights

●	Larger-capitalization growth stocks produced modest gains in our 12-month reporting period amid volatile market conditions.
●	The New America Growth Portfolio generated an 8.60% return for the 12 months ended December 31, 2015, outperforming its benchmark and Lipper peer group.
●	Our largest allocations are in growth-focused sectors, including information technology, consumer discretionary, and health care, purely as a result of our bottom-up stock selection process.
●	We believe that the intermediate- and longer-term prospects for the growth stocks in your portfolio remain favorable.

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price New America Growth Portfolio

Dear Investor

The broad market was led by a narrow group of large-cap growth stocks that significantly outperformed value-oriented equities and the small- and mid-cap asset classes in a volatile market environment. The U.S. economy was generally good for consumers as low energy prices and rising consumer confidence buoyed discretionary spending on big-ticket items such as automobiles. On the other hand, corporate profit growth stalled after several years of solid earnings increases. The energy and materials-related sectors declined due to oversupply and slack demand leading to falling commodity prices. Our focus on growth sectors and underweight to the weakest areas of the market coupled with solid stock selection drove the portfolio’s significant outperformance.

Performance Review

The New America Growth Portfolio generated a 2.31% gain for the past six months and an 8.60% return for the year ended December 31, 2015. As shown in the Performance Comparison table, the portfolio outperformed its benchmark, the S&P 500 Index, and its Lipper peer group for the 6- and 12-month periods. Stock selection in the consumer discretionary, information technology, and health care sectors generated powerful contributions to absolute and relative performance. However, stock selection in the consumer staples and financials sectors were detractors from performance relative to the benchmark. Overweight allocations to our best-performing sectors benefited relative returns, but our underweight to consumer staples detracted.

Your portfolio continued to generate long-term outperformance. As shown in the Growth of $10,000 chart on page 8, the portfolio’s performance comparisons with the S&P 500 and with its Lipper peer group remain favorable. The New America Growth Portfolio ranked in the top quintile of its peer group, the Lipper Variable Annuity Underlying Multi-Cap Growth Funds Average, for the 1-, 3-, and 10-year periods ended December 31, 2015. (Based on cumulative total return, Lipper ranked the New America Growth Portfolio 12 of 111, 19 of 103, 32 of 94, and 12 of 80 portfolios for the 1-, 3-, 5-, and 10-year periods ended December 31, 2015, respectively. Past performance cannot guarantee future results.)

Market Environment

After posting modest gains in the first half of 2015, U.S. stocks fell into correction territory for the first time since 2011 following China’s surprise decision to devalue its currency in August. The yuan’s depreciation reverberated across global commodities and currency markets, pushing the price of U.S. crude oil below $40 a barrel for the first time since 2009. The sell-off in commodities and emerging markets assets revived longstanding worries about slowing global growth and its potential impact on U.S. corporate earnings. Although U.S. stocks recovered from August’s sell-off by the end of October, volatility remained elevated as oil prices continued to decline. The dollar surged against most currencies over the year as the Fed drew closer to its widely expected rate hike at the end of 2015. In December, the Fed raised rates for the first time since 2006. Because a strong dollar hurts the profitability of U.S. multinationals, its appreciation added to concerns about slowing earnings growth.

Within the broad market as measured by the S&P 500 Index, traditional growth sectors, including consumer discretionary, health care, and information technology, recorded the strongest gains for the year. The flip side was energy, materials, and utilities, which posted declines. From a capitalization perspective, the large-cap Russell 1000 Growth Index has outperformed mid- and small-caps for the past five years. As shown in the Growth vs. Value table on page 1, growth stocks performed better than value shares in almost every time period, regardless of market capitalization.

Portfolio Review

Strong stock selection and an overweight allocation—about double its weight in the benchmark—in the consumer discretionary sector generated the strongest absolute and relative sector performance contribution in 2015. Much of our outperformance in this sector stemmed from our overweight positions in Amazon.com and Netflix, whose shares more than doubled in the past 12 months—they were the S&P 500’s best performers in 2015. Even after their strong performance, we are confident in the longer-term growth outlook for both companies and anticipate further upside. Amazon rose after the company reported a string of better-than-expected earnings results and accelerating sales growth. We have a high level of conviction in Amazon Web Services (AWS), the company’s industry-leading, secure cloud services platform. AWS offers a variety of IT products and services that are traditionally managed by customers in their own, on-premises data centers. Because of Amazon’s product design and cost leadership, these firms are rapidly shifting to the shared, public cloud housed in Amazon’s data centers. This industry practice was essentially invented by Amazon, and it has grown into a business that should one day surpass the company’s traditional retail business in size and profitability. It is such an ability to innovate—in markets both related and unrelated to its online retail business—that gives us the confidence to maintain Amazon as the largest position in the fund. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We have a large position in Netflix because we believe that the company is in the early stages of a strong long-term growth period. Although there are concerns about Netflix’s slowing U.S. subscriber growth, we believe that the company has a tremendous opportunity globally and that its subscription-based model will prove to be as successful in other countries as it has been in the U.S.

Stock selection in information technology, our largest sector allocation, is focused in the Internet software and services industry. Our strong performance within the sector was driven by our overweight position in Alphabet (formerly Google)—it is our second-largest portfolio holding. The stock rallied on earnings that exceeded analysts’ expectations. Alphabet’s new holding company structure has improved its financial disclosure and transparency. The company’s core operations are now reported separately from its new ventures, which are generally producing losses that now can be isolated by investors. The company’s search and advertising businesses are thriving, and YouTube is experiencing exceptionally strong growth in viewing time and profitability, which fueled an upside earnings surprise. We are pleased that the company announced it would begin an extensive share buyback as part of a disciplined capital allocation program. Microsoft, with a total return of 18%, was another strong contributor. Despite ongoing erosion in Windows sales, that decline was more than offset by revenue growth in its cloud platform, including Azure and Office 365 products. Microsoft, our fourth-largest holding, is executing well on its transition to the public cloud computing space.

Facebook, another top contributor, rallied as investors began to appreciate how well the company’s advertising products, video strategy, and Instagram photo sharing are being received. Its investment in WhatsApp and Messenger provides solid positioning in the messaging market, which is growing in popularity. However, we had our share of disappointing investments in the sector.

Chinese holdings Alibaba Group Holding and Baidu were among our largest detractors. Alibaba declined early in the year after the Chinese government said that it had not sufficiently protected its consumers from counterfeit goods, an issue that has been resolved. The stock fell again later in the year after the company released weak third-quarter merchandise volumes. We have maintained a significant position in the stock because it is the dominant e-commerce platform in China, and we believe that the company will continue to make progress in monetizing its mobile application. Baidu’s stock trended lower for much of 2015. The company is China’s dominant search engine, but weak revenue guidance and higher-than-expected expenses related to its online-to-offline business underwhelmed investors.

The consumer staples sector was our largest absolute and relative performance detractor. We eliminated Keurig Green Mountain, our largest detractor for the year, in the third quarter. We had established a substantial position earlier in 2015, but a series of revenue and earnings misses and a recall on its MINI systems pummeled the shares before we exited the position. Energy was the worst-performing sector in the S&P 500 in 2015 as oil and natural gas prices collapsed. Although our energy holdings nicked our absolute performance returns, favorable stock selection and an underweight allocation benefited relative results, which is a credit to our talented research analysts covering the sector.

Outlook

Following the early 2016 market sell-off, we’ve become even more optimistic about the longer-term prospects for large-cap growth stocks. We expect the U.S. economy to generate moderate growth in 2016 and believe that the Federal Reserve is unlikely to raise short-term interest rates significantly in 2016. However, the recent weakness in China’s industrial economy, falling energy and commodity prices, and periodic geopolitical flare-ups could perpetuate the market volatility.

Growth stocks appear to be fairly priced based on traditional valuation metrics—price/earnings and price/book value ratios—versus their long-term history. We intend to invest in established growth themes and continue to favor the prospects for the information technology, health care, and consumer discretionary sectors. Our core holdings are durable growth companies—those with the ability to increase revenues and earnings regardless of the global economic environment.

We will continue to rely on our fundamental research and bottom-up stock selection. We believe that, over the longer term, strong risk-adjusted returns most often arise from owning companies that are at the forefront of innovation and riding powerful, durable trends. Accordingly, we will not stray from this time-tested investment process, which has served us well over the years. We are intently engaged in identifying multiyear, secular trends that evolve across the multi-capitalization growth stock landscape. We are rigorously analyzing and debating the potential for various outcomes so that we can continue to make well-considered, risk-aware investments and position your portfolio to be successful over medium- and long-term investing horizons.

As always, we will continue to work diligently on your behalf. Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Daniel Martino
Chairman of the portfolio’s Investment Advisory Committee

January 22, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

T. Rowe Price New America Growth Fund
T. Rowe Price New America Growth Fund—Advisor Class
T. Rowe Price New America Growth Fund—I Class
T. Rowe Price New America Growth Portfolio

Supplement to Prospectuses Dated May 1, 2015

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2016, Justin White will replace Daniel Martino as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. White joined T. Rowe Price in 2008.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2016, Justin White will replace Daniel Martino as Chairman of the fund’s Investment Advisory Committee. Mr. White joined the Firm in 2008 and his investment experience dates from that time. Since joining the Firm, he has served as an equity research analyst.

The date of this supplement is February 1, 2016.
F60-041	2/1/16

Risks of Stock Investing

The portfolio’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Glossary

Lipper averages: The average of all portfolios in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for the company’s current earnings.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Portfolio Highlights

Performance and Expenses
T. Rowe Price New America Growth Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price New America Growth Portfolio

For a share outstanding throughout each period				
	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 24.90	$ 26.57	$ 22.67	$ 20.26	$ 22.36
Investment activities					
Net investment income (loss)(1)	(0.05)	(0.02)	(0.02)	0.11	0.05
Net realized and unrealized gain / loss	2.20	2.40	8.53	2.55	(0.36)
Total from investment activities	2.15	2.38	8.51	2.66	(0.31)
Distributions					
Net investment income	–	–	–	(0.11)	(0.05)
Net realized gain	(2.64)	(4.05)	(4.61)	(0.14)	(1.74)
Total distributions	(2.64)	(4.05)	(4.61)	(0.25)	(1.79)
NET ASSET VALUE					
End of period	**$ 24.41**	**$ 24.90**	**$ 26.57**	**$ 22.67**	**$ 20.26**
Ratios/Supplemental Data					
Total return(2)	**8.60%**	**9.33%**	**38.01%**	**13.12%**	**(1.07)%**
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	(0.20)%	(0.08)%	(0.08)%	0.50%	0.23%
Portfolio turnover rate	85.3%	79.1%	100.2%	42.9%	64.7%
Net assets, end of period (in thousands)	$ 184,226	$ 183,234	$ 184,238	$ 148,878	$ 124,397

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price New America Growth Portfolio
December 31, 2015

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/15	Value 12/31/14
T. Rowe Price Reserve Investment Fund	¤	¤	2	6,325	1,395
T. Rowe Price Short-Term Reserve Fund	¤	¤	–^	4	–
Totals			$ 2	$ 6,329	$ 1,395

¤Purchase and sale information not shown for cash management funds.
^Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 6,329
Dividend income	2
Interest income	-
Investment income	$ 2
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price New America Growth Portfolio
December 31, 2015
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $143,008)	$	185,026
Receivable for shares sold		99
Receivable for investment securities sold		48
Dividends receivable		37
Other assets		9
Total assets		185,219
Liabilities		
Payable for investment securities purchased		726
Investment management and administrative fees payable		163
Payable for shares redeemed		100
Obligation to return securities lending collateral		4
Total liabilities		993
NET ASSETS	**$**	**184,226**
Net Assets Consist of:		
Accumulated undistributed net realized gain	$	732
Net unrealized gain		42,017
Paid-in capital applicable to 7,547,464 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		141,477
NET ASSETS	**$**	**184,226**
NET ASSET VALUE PER SHARE	**$**	**24.41**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price New America Growth Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
($000s)

Year Ended 12/31/15	12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (364)	$ (136)
Net realized gain	18,519	23,716
Change in net unrealized gain / loss	(2,377)	(7,710)
Increase in net assets from operations	15,778	15,870
Distributions to shareholders		
Net realized gain	(17,938)	(25,700)
Capital share transactions*		
Shares sold	34,392	30,892
Distributions reinvested	17,938	25,700
Shares redeemed	(49,178)	(47,766)
Increase in net assets from capital share transactions	3,152	8,826
Net Assets		
Increase (decrease) during period	992	(1,004)
Beginning of period	183,234	184,238
End of period	**$ 184,226**	**$ 183,234**
Undistributed net investment income	–	–
*Share information		
Shares sold	1,310	1,141
Distributions reinvested	732	1,058
Shares redeemed	(1,855)	(1,772)
Increase in shares outstanding	187	427

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price New America Growth Portfolio
December 31, 2015

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New America Growth Portfolio (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 31, 1994. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $3,000 for the year ended December 31, 2015.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2015, totaled $(111,000) for the year ended December 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2015, the value of loaned securities was $4,000; the value of cash collateral and related investments was $4,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $152,290,000 and $171,676,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2015, the fund utilized $132,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.85% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and
Shareholders of T. Rowe Price New America Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$1,970,000 from short-term capital gains,
●	$15,968,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $1,147,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $1,110,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009 [181]	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)

Anthony W. Deering (1945) 2001 [181]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Advisory Board Member, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan (1951) 2013 [181]	President, Chief Executive Officer, and Director, First Industrial Realty Trust, an owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present) and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr. (1952) 2012 [181]	Chairman of Compensation Committee and Director, Syniverse Holdings, Inc., a provider of wireless voice and data services for telecommunications companies (2008 to 2011); Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present)

Paul F. McBride (1956) 2013 [181]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2012 [181]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (2011 to present); Member, President’s Council of Economic Advisers (2009 to 2011); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2012 to present)

John G. Schreiber (1946) 2001 [181]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek (1957) 2009 [181]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [181]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2013 [127]	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; President, Equity Series

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Equity Series	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Dominic Janssens (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956) Vice President	Director and Vice President, T. Rowe Price International; Vice President, T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Taymour R. Tamaddon, CFA (1976) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ken D. Uematsu, CFA (1969) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeffrey T. Zoller (1970) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 09, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 09, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 09, 2016